                                                                   Exhibit 10.15

                                 MEDSCAPE, INC.
                             1996 STOCK OPTION PLAN

1. Purpose of Plan

            This Plan shall be known as the "Medscape, Inc. 1996 Stock Option Plan" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Medscape, Inc., a New York corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company, through stock options as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options ("Nonqualified Options").

2. Stock Subject to Plan

            The stock to be subject to options under the Plan shall be the Company's authorized Class B Common Stock, par value $.01 per share. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company.

            The maximum number of shares for which options may be exercised under this Plan shall be 1,400,000. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3. Administration of Plan

            (a) The Plan shall be administered by the compensation committee (the "Committee") of one or more directors of the Company, which committee shall be appointed from time to time by the Board of Directors of the Company or, in the absence of such appointment, by the Board of Directors. The term "Committee" herein shall mean such compensation committee or the Board, as appropriate.

            (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan:

                  (i) To determine the purchase price of the Common Stock covered by each option;

                  (ii) To determine the employees and non-employees where applicable to whom such options shall be granted and the time or times at which such options shall be granted and the number of shares to be subject to each option;

                  (iii) To determine the terms of exercise of each option and other terms with respect thereto;

                  (iv) To accelerate the time at which all or any part of an option may be exercised;

                  (v) To amend or modify the terms of any option;

                  (vi) To interpret the Plan;

                  (vii) To prescribe, amend and rescind rules and regulations relating to the Plan;

                  (viii) To determine the terms and provisions of each option agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options; and

                  (ix) To make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 14 herein to amend or discontinue the Plan;

            (c) The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive. Any action permitted to be taken by the Committee pursuant to this Plan may also be taken by the Board of Directors of the Company.

            (d) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following the action of the Committee or the Board, but such option shall be deemed effective as of the date of grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4. Eligibility

            Incentive Stock Options may only be granted under this Plan to any full or part-time key employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Consultants, directors or independent contractors providing valuable services to the Company or one of its subsidiaries who are not also employees thereof shall be eligible to receive options which do not qualify as Incentive Stock Options. In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the grantees of the option, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant.

            A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d)(1) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options.

5. Price

            The option price for all Nonqualified Stock Options granted under the Plan shall be determined by the Committee in its sole discretion. The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such option. For all valuation purposes under the Plan, the fair market value of the Class B Common Stock shall be as reasonably determined in good faith by the Committee or the Board from time to time.

6. Term

            Each option and all rights and obligations thereunder shall, subject to the provisions of Section 9, expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen
(15) years from the date of granting of such option.

7. Exercise of Option

            (a) The Committee shall have full and complete authority to determine whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

            (b) The exercise of any option granted hereunder shall only be effective at such time that the transfer of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

            (c) An optionee electing to exercise an option shall give written notice to the Company, at its principal office, of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Stock already owned by the optionee or to be acquired pursuant to the exercise of the option, in each case having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) a combination of cash and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein.

8. Additional Restrictions

            The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto (including the right but not the obligation in favor of the Company to repurchase such Common Stock and/or such options upon termination of employment under various circumstances) but any such restriction shall be contained in the agreement relating to such options or in a supplemental written agreement to which such optionee is a party. The Committee may in its discretion as a condition to the exercise of an option require the optionee (or his or her personal representatives, administrators, or guardians in the case of the optionee's death) to assume the obligations of stockholders set forth in any effective stockholders' agreement to which holders of Class B Common Stock are generally parties.

9. Effect of Termination of Employment, Death or Disability

            Unless otherwise determined by the Committee:

            (a) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than his or her serious misconduct (as such term is defined in Section 9(e) hereof) or his or her death or disability (as such term is defined in Section 9(f) hereof), such optionee shall have the right to exercise the option at any time within 90 days after such termination of employment to the extent of the full number of shares he or she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

            (b) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, by reason of his or her serious misconduct (as defined in Section 9(e)) during the course of his or her employment, the option shall be terminated as of the date of the misconduct.

            (c) If the optionee shall die while in the employ of the Company or a subsidiary, if any, or die within 90 days after termination of employment for any reason other than serious misconduct (as defined in Section 9(e)), or if employment is terminated because optionee has become disabled as defined in Section 9(f) while in the employ of the Company or a subsidiary, if any, and such optionee shall not have fully exercised the option, such option may be exercised at any time within 90 days after his or her death or date of termination of employment for such disability by optionee, personal representatives, administrators, or guardians of the optionee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he or she was entitled to purchase under the option on the date of death, or in the case of death within 90 days after termination of employment, on the date of termination of employment, or date of termination for such disability and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

            (d) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

            (e) "Serious Misconduct" shall mean conduct inimical to the interests of the Company which causes economic damage to the Company (for example, misappropriation of Company funds) or conduct which significantly interferes with the individual's ability to perform his or her duties (for example, alcohol or illicit drug dependency) and shall be determined by the Committee or the Board of Directors, whose determination shall be final.

            (f) "Disability" shall mean the physical or mental incapacity to perform the individual's duties for the Company on a full-time basis for a period of six (6) consecutive months or a number of days aggregating more than 210 days in any eight (8) month period based upon competent medical evidence. The employee must agree to submit himself or herself for appropriate medical examination to a physician of the Company's designation, who shall determine whether competent medical evidence of disability exists and whose determination shall be final.

            (g) For purposes of this Section 9, employment shall be deemed to include service as a consultant, independent contractor or director.

            (h) The provisions of this Section 9 may be modified or changed under the terms of any written option agreement entered into between the Company and the Optionee and approved by the Committee.

10. Ten Percent Shareholder Rule

            Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Sections 424(e) and 424(f) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company on the grant date determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11. Non-Transferability

            No Incentive Stock Option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in Section 9(c) herein and during the lifetime of an optionee an Incentive Stock Option shall be exercisable only by such optionee. The terms of the written option agreement entered into between the Company and the optionee may provide for the transferability of options which are not Incentive Stock options in any manner determined by the Committee in its sole discretion.

12. Dilution or Other Adjustments

            If there shall be any change in the Class B Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other similar change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options in order to prevent dilution or enlargement of the option.

13. Change in Control of the Company

            Except as otherwise provided in the written option agreement entered into between the Company and the optionee, if (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitations power to vote) of more than 50% of the outstanding shares of the Companies voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a ("Corporate Change"), then effective as of the earlier of (1) the date of approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (2) the date of such Corporate Change, this Option shall be exercisable in full.

14. Amendment or Discontinuance of Plan

            The Board of Directors may amend or discontinue the Plan at any time. No amendment of the Plan, however, shall without the affirmative vote of stockholders owning at least 51% of the outstanding voting stock of the Company:
(i) Increase the maximum number of shares under the Plan as provided in Section 2 herein (except as contemplated in Section 12), (ii) decrease the minimum option price provided in Section 5, (iii) extend the maximum option term under
Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not materially alter or impair the terms of any option theretofore granted under the Plan in a manner materially adverse to the optionee without the consent of the holder of the option.

15. Time of Granting

            The granting of an option shall occur upon the earliest of the date of any resolution adopted by the Committee or the Board of Directors (if followed by the execution of an option agreement) or the execution and delivery of an option agreement to an optionee.

16. Income Tax Withholding

            In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, are withheld or collected from such optionee. In order to assist an optionee in paying all federal and state taxes to be withheld or collected upon exercise of an option which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company shares of Common Stock other than the shares issuable upon exercise of such option with a fair market value, determined in accordance with Section 5, equal to such taxes.

17. Effective Date and Termination of Plan

                  (a) The Plan was approved by the Board of Directors on May 23, 1996, and shall be approved by the stockholders of the Company who are entitled to vote thereon within twelve (12) months thereof.

                  (b) Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall terminate on January 14, 2002. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.